                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Extended Stay America, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 15h day of March, 2004.

                             BHAC Capital IV, L.L.C.,

                                   /s/ Jonathan D. Gray
                                   --------------------
                                   Name:  Jonathan D. Gray
                                   Title: Senior Managing Director and
                                          Vice President

                             BHAC IV, L.L.C.

                             By: BRE/ESJV L.L.C., its Managing Member

                                   /s/ Jonathan D. Gray
                                   --------------------
                                   Name:  Jonathan D. Gray
                                   Title: Senior Managing Director and
                                          Vice President

                             BRE/ESJV L.L.C.

                                   /s/ Jonathan D. Gray
                                   --------------------
                                   Name:  Jonathan D. Gray
                                   Title: Senior Managing Director and
                                          Vice President

                             BREA IV L.L.C.

                                    /s/ Jonathan D. Gray
                                    --------------------
                                    Name:  Jonathan D. Gray
                                    Title: Senior Managing Director and
                                           Vice President

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                             BLACKSTONE REAL ESTATE MANAGEMENT
                             ASSOCIATES IV L.P.

                             By: BREA IV L.L.C., its general partner

                                    /s/ Jonathan D. Gray
                                    --------------------
                                    Name:  Jonathan D. Gray
                                    Title: Senior Managing Director and
                                           Vice President

                             BLACKSTONE REAL ESTATE ASSOCIATES IV L.P.

                             By: Blackstone Real Estate Management
                                 Associates IV L.P., its general
                                 partner

                                 By: BREA IV L.L.C., its general
                                     partner

                                         /s/ Jonathan D. Gray
                                         --------------------
                                         Name:  Jonathan D. Gray
                                         Title: Senior Managing Director
                                                and Vice President

                             BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                             By: Blackstone Real Estate Associates IV
                                 L.P., its general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general
                                     partner

                                     By: BREA IV L.L.C., its general
                                         partner

                                                   /s/ Jonathan D. Gray
                                                   --------------------
                                                   Name:  Jonathan D. Gray
                                                   Title: Senior Managing
                                                          Director and
                                                          Vice President

                             BLACKSTONE REAL ESTATE PARTNERS IV.TE.1
                             L.P.

                             By: Blackstone Real Estate Associates IV
                                 L.P., its general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general
                                     partner

                                     By: BREA IV L.L.C., its general
                                         partner

                                             /s/ Jonathan D. Gray
                                             --------------------
                                             Name:  Jonathan D. Gray
                                             Title: Senior Managing Director
                                                    and Vice President

                             BLACKSTONE REAL ESTATE PARTNERS  IV.TE.2
                             L.P.

                             By: Blackstone Real Estate Associates IV
                                 L.P., its general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general
                                     partner

                                     By: BREA IV L.L.C., its general
                                         partner

                                             /s/ Jonathan D. Gray
                                             --------------------
                                             Name:  Jonathan D. Gray
                                             Title: Senior Managing
                                                    Director and
                                                    Vice President

                             BLACKSTONE REAL ESTATE PARTNERS IV.TE.3-A
                             L.P.

                             By: Blackstone Real Estate Associates IV
                                 L.P., its general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general
                                     partner

                                     By: BREA IV L.L.C., its general
                                         partner

                                             /s/ Jonathan D. Gray
                                             --------------------
                                             Name:  Jonathan D. Gray
                                             Title: Senior Managing
                                                    Director and
                                                    Vice President

                             BLACKSTONE REAL ESTATE PARTNERS IV.F L.P.

                             By: Blackstone Real Estate Associates IV
                                 L.P., its general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general
                                     partner

                                     By: BREA IV L.L.C., its general
                                         partner

                                             /s/ Jonathan D. Gray
                                             ---------------------
                                             Name:  Jonathan D. Gray
                                             Title: Senior Managing
                                                    Director and
                                                    Vice President

                             BLACKSTONE REAL ESTATE HOLDINGS IV L.P.

                             By: Blackstone Real Estate Associates IV
                                 L.P., its general partner

                                 By: Blackstone Real Estate Management
                                     Associates IV L.P., its general
                                     partner

                                     By: BREA IV L.L.C., its general
                                         partner

                                             /s/ Jonathan D. Gray
                                             --------------------
                                             Name:  Jonathan D. Gray
                                             Title: Senior Managing
                                                    Director and
                                                    Vice President

                             BLACKSTONE MANAGEMENT ASSOCIATES IV
                             L.L.C.

                                 /s/ Robert L. Friedman
                                 ----------------------
                                 Name:  Robert L. Friedman
                                 Title: Member

                             BLACKSTONE ESA CAPITAL PARTNERS IV L.P.

                             By: Blackstone Management Associates IV
                                 L.L.C., its General Partner

                                     /s/ Robert L. Friedman
                                     ----------------------
                                     Name:  Robert L. Friedman
                                     Title: Member

                             BLACKSTONE CAPITAL PARTNERS IV-A L.P.

                             By: Blackstone Management Associates IV
                                 L.L.C., its General Partner

                                     /s/ Robert L. Friedman
                                     ----------------------
                                     Name:  Robert L. Friedman
                                     Title: Member

                             BLACKSTONE FAMILY INVESTMENT PARTNERSHIP
                             IV-A L.P.

                             By: Blackstone Management Associates IV
                                 L.L.C., its General Partner

                                     /s/ Robert L. Friedman
                                     ----------------------
                                     Name:  Robert L. Friedman
                                     Title: Member

                             /s/ Peter G. Peterson
                             ---------------------
                             PETER G. PETERSON

                             /s/ Stephen A. Schwarzman
                             -------------------------
                             STEPHEN A. SCHWARZMAN

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                             MERRILL LYNCH & CO., INC.

                                  /s/ Lawrence M. Egan, Jr.
                                  -------------------------
                                  Name:  Lawrence M. Egan, Jr.
                                  Title: Attorney-in-Fact*
                                         Assistant Secretary

                             MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

                                  /s/ Lawrence M. Egan, Jr.
                                  -------------------------
                                  Name:  Lawrence M. Egan, Jr.
                                  Title: Attorney-in-Fact**
                                         Assistant Secretary

                             ML IBK POSITIONS, INC.

                                  /s/ Michael M. McGovern
                                  -----------------------
                                  Name:  Michael M. McGovern
                                  Title: Assistant Secretary

* Executed pursuant to a Power of Attorney, dated November 17, 1995, a copy of which is attached hereto as Exhibit 6.

** Executed pursuant to a Power of Attorney, dated February 25, 1995, a copy of which is attached hereto as Exhibit 7.